UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2014 (November 18, 2014)

American Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10784 (Commission File Number)	65-0203383 (IRS Employer Identification No.)

1000 American Media Way, Boca Raton, Florida	33464
(Address of principal executive offices)	(Zip Code)

(561) 997-7733
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On November 18, 2014, American Media, Inc. (the "Company") and Christopher V. Polimeni, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, entered into Amendment No. 5 (the “Polimeni Amendment”) to the employment agreement, dated March 8, 2010, as amended, by and between the Company and Mr. Polimeni. Pursuant to the Polimeni Amendment, the term of Mr. Polimeni’s employment with the Company was extended through March 31, 2017 and Mr. Polimeni’s annual base salary was increased to $500,000.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA, INC.
(Registrant)

Dated: November 21, 2014	By:	/s/ Eric S. Klee
Name: Eric S. Klee
Title: Senior Vice President, Secretary and General Counsel